Exhibit 10.1

FORM OF INVESTOR SUBSCRIPTION AGREEMENT

Biophytis S.A.

Sorbonne University—BC 9, Bâtiment A 4ème étage

4 pace Jussieu

75005 Paris, France

The undersigned (the “Investor”) hereby confirms its agreement with you as follows:

1.	This Subscription Agreement (the “Agreement”) is made as of the date set forth below between Biophytis S.A., a societé anonyme organized under the laws of France, with a share capital of €4,267,706.99 and a registered office at 14, avenue de l’Opéra, 75001 Paris, France, registered with the Register of Commerce and Companies (Registre du commerce et des sociétés) of Paris under the number 492 002 225 (the “Company”), and the Investor.

2.	The Investor wishes to purchase and the Company wishes to issue, upon the terms and conditions stated in this Agreement (the “Offering”), without preferential subscription rights to specified categories of investors (i) up to an aggregate of 505,000 units of ordinary shares with warrants attached (Actions à bons de souscription d’actions or ABSA) (the “Ordinary Units”), each consisting of (x) one hundred ordinary shares, nominal value €0.01 per share (each, a “Share”) and (y) one warrant to purchase one hundred (100) Shares (each, a “Ordinary Warrant”), whose Terms and Conditions (the “Terms and Conditions of the Ordinary Warrants”) are attached hereto as Exhibit A (as exercised, collectively the “Ordinary Warrant Shares”, and the ADSs (as defined below) representing the Ordinary Warrant Shares issuable upon exercise of an Ordinary Warrant, the “Ordinary Warrant ADSs”), and (ii) up to an aggregate of 828,334 units of pre-funded warrants, each to purchase one hundred (100) Shares (each, a “Pre-Funded Warrant” and, together with the Ordinary Warrants, the “Warrants”), whose Terms and Conditions (the “Terms and Conditions of the Pre-Funded Warrants” and, together with the Terms and Conditions of the Ordinary Warrants, the “Terms and Conditions of the Warrants”) are attached hereto as Exhibit B (as exercised, collectively the “Pre-Funded Warrant Shares” and together with the Ordinary Warrant Shares, collectively the “Warrant Shares”, and the ADSs representing such Pre-Funded Warrant Shares issuable upon exercise of a Pre-Funded Warrant, the “Pre-Funded Warrant ADSs”, and together with the Ordinary Warrant ADSs, the “Warrant ADSs”), with an Ordinary Warrant attached (Bons de souscription d’actions avec bons de souscription d’actions attachés or BSABSAs) (the “Pre-Funded Units” and together with the Ordinary Units, the “Units”), for a subscription price of $2.85 per Ordinary Unit (corresponding to €2.53) (the “Ordinary Unit Subscription Price”) and a subscription price of $2.84 per Pre-Funded Unit (corresponding to €2.52) (the “Pre-Funded Unit Subscription Price”, and the “Subscription Price” shall refer to the Ordinary Unit Subscription Price and/or the Pre-Funded Unit Subscription Price, as applicable), pursuant to the 4th resolution of the combined general meeting of the shareholders of the Company held on April 17, 2023 (the “4th Resolution”) and within the limits of the 10th resolution of this combined general meeting. The issuance of the Shares will result in an immediate capital increase of €1,278,765 (divided into a nominal amount of €505,000 and a total issuance premium of €773,765 and corresponding to a nominal value of one cent (€0.01) plus an issuance premium of €0,015 per Share issued). Immediately upon creation, the one hundred Shares within an Ordinary Unit or issuable upon exercise of a Warrant will be transferred to The Bank of New York Mellon (the “Depositary”) and the Depositary will issue one American Depositary Share (“ADS”) instead of such one hundred Shares to the Investor purchasing such Ordinary Unit or converting such Warrant, respectively.

3.	The Shares (including as represented by the ADSs), the Warrants, the Warrant Shares and the Warrant ADSs, collectively are referred to herein as the “Securities.”

4.	The ADSs representing the Shares included in the Ordinary Units, Pre-Funded Warrants and Pre-Funded Warrant ADSs will be issued pursuant to an effective registration statement (the “Registration Statement”) under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and the Ordinary Warrants and Ordinary Warrant ADSs will be issued pursuant to an exemption from registration under the Securities Act.

5.	In connection with the offering and sale of the Securities, the Company has entered into a placement agent agreement dated July 18, 2023 (the “Placement Agent Agreement”) with H.C. Wainwright & Co., LLC (the “Placement Agent”).

6.	The Company and the Investor agree that the Investor will subscribe from the Company and the Company will issue to the Investor, who meets the categories defined in the 4th Resolution, including industrial or commercial company, investment company or investment fund, entity or institution organized under French or foreign law, that regularly invests in the healthcare, pharmaceutical, or biotechnological sectors for a minimum amount of 20,000 euros (including premium); and any officer, director or senior employees of the Company which intends to invest simultaneously with any of the investors mentioned above provided that, if the Investor is acting on behalf of investment funds or other legal entities managed or advised by it such representation shall also apply to each such funds or legal entities and the Investor shall further ensure compliance thereof by each such funds or entities in connection with the initial distribution of the Units, the number of Units set forth below for the aggregate Subscription Price set forth below. The Units shall be subscribed for pursuant to, and the manner of settlement shall be as set forth in, the Terms and Conditions for Subscription of Units attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein. The Investor expressly acknowledges and agrees that all representations, warranties, covenants and agreements made or given by the Investor to the Company herein, and specifically as made or given in the Terms and Conditions for Subscription of Units attached hereto as Annex I, are also irrevocably made and given for the benefit of the Placement Agent (as defined in Annex I hereto) and that the Placement Agent is entitled to rely on the same in connection with the placement of the Units.

7.	The Company and the Investor agree that the Investor may, on an annual basis, request information related to the Company’s status for United States federal income tax purposes as a “passive foreign investment company” and information required for IRS form 5471 status and the Company will, subject to any legal or regulatory restrictions to disclosure, use its commercially reasonable efforts to provide any information the Company has in its possession or can obtain without significant burden that the Investor is required to have under United States tax law for such purpose.

8.	The Investor represents and warrants that, except as set forth below, it has had no position, office or other material relationship (including, but not limited to, a commercial, industrial, banking, consulting or accounting relationship) within the past three years with the Company or any of its affiliates.

Exceptions1:

1(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

The Investor agrees that prior to the Closing Date (as defined in Annex I hereto) it will complete the following information and deliver it to the Company:

Number of Ordinary Units Subscribed (please hand-write the following below: “good for subscription for [insert number of Units subscribed in letters] [(insert number of Units subscribed in numbers)] Units.”)1:

Subscription Price Per Ordinary Unit: $___________________

Aggregate Subscription Price: $___________________

Ordinary Warrant Shares: __________________ Beneficial Ownership Blocker ☐ 4.99% or ☐ 9.99%

The Aggregate Subscription Price for the Ordinary Units will be paid in U.S. dollars to the following account of Uptevia Corporate Trust, acting as the Centralizing Bank for the Offering as set forth in Section 3.3 of Annex I:

Agent:
Agent BIC Code:
Beneficiary:
Account Number:

Number of Pre-Funded Units Subscribed (please hand-write the following below: “good for subscription for [insert number of Units subscribed in letters] [(insert number of Units subscribed in numbers)] Units.”)2:

Subscription Price Per Pre-Funded Unit: $______________

Pre-Funded Warrant Shares: ________________ Beneficial Ownership Blocker ☐ 4.99% or ☐ 9.99%

The Aggregate Subscription Price for the Pre-Funded Units will be paid in U.S. dollars to the following account of the Company at Banque Neuflize OBC, acting as Registrar Bank for the Offering as set forth in Section 3.3 of Annex I:

Agent:
Agent BIC Code:
Beneficiary:

Account Number:

Guichet Code :
Bank code:

IBAN:

[1]	French law requirement: The Investor shall include a handwritten note after signature block “valuable for [number of Units subscribed in letters] (number of Units subscribed in numbers) Units.”

[2]	French law requirement: The Investor shall include a handwritten note after signature block “valuable for [number of Units subscribed in letters] (number of Units subscribed in numbers) Units.”

Please confirm that the foregoing correctly sets forth the agreement between the Company and the Investor by signing in the space provided below for that purpose.

Dated as of: _______________, 2023

INVESTOR

By:

Print Name:

Title:

Address:

[Please insert the following in case of execution of the Agreement by a management company on behalf of investment funds

Name(s) of the investment funds represented by the Investor and number of Units subscribed by each of them:

________________________________ for _________________________________ Units

________________________________ for _________________________________ Units

________________________________ for _________________________________ Units

________________________________ for _________________________________ Units]

Agreed and Accepted

this _18th_ day of July, 2023:

Biophytis S.A.

By:
Name:
Title:

[SUBSCRIPTION AGREEMENT SIGNATURE PAGE]

ANNEX I

TERMS AND CONDITIONS FOR SUBSCRIPTION OF UNITS

1.             Authorization and Issuance of the Units

Subject to the terms and conditions of this Agreement, the Company has authorized the issuance of the (i) Ordinary Units, each consisting of one hundred (100) Shares and one (1) Ordinary Warrant and (ii) Pre-Funded Units, each consisting of one (1) Pre-Funded Warrant and one (1) Ordinary Warrant. Each Pre-Funded Warrant shall entitle the Investor to subscribe for one hundred (100) new Pre-Funded Warrant Shares (represented by one (1) new Pre-Funded Warrant ADS) at a subscription price of $2.84 per Pre-Funded Warrant ADS (corresponding to €2.52) (including an issuance premium equal to the difference between such subscription price and the nominal exercise price of €0.01 that shall be paid prior or on the date of issuance of the Pre-Funded Warrant Shares. Each Ordinary Warrant shall entitle the Investor to subscribe for one hundred (100) new Ordinary Warrant Shares (represented by one (1) new Ordinary Warrant ADS) at a subscription price of $3.00 per Ordinary Warrant ADS (corresponding to €2.66), including an issuance premium of $1.87. Immediately upon creation, the one hundred (100) Shares within an Ordinary Unit or issued upon conversion of a Warrant will be transferred to the Depositary and the Depositary will issue one ADS representing such Shares to the Investor purchasing such Unit or exercising such Warrant, respectively.

The Company will cause the Shares and the Warrant Shares to be approved for admission to trading on the Euronext Growth Paris, the multilateral trading facility operated by Euronext in Paris (“Euronext Growth Paris”) on the same date as the Closing Date (as defined in Section 3.1).

The Company will cause the Warrants to be admitted to the operations of Euroclear France SA on the Closing Date.

2.             Agreement to Issue and Subscribe for the Units; Placement Agent

2.1	The ADSs representing the Shares included in the Ordinary Units, the Pre-Funded Warrants and Pre-Funded Warrant ADSs are being or will be offered pursuant to an effective registration statement under the Securities Act, and the Ordinary Warrants and Ordinary Warrant ADSs will be offered pursuant to an exemption from registration under the Securities Act, as the case may be, in the European Union, pursuant to Article 1, paragraph 4 a) of Regulation (EU) 2017/1129 of the European Parliament and of the Council dated 14 June 2017 (the “Prospectus Regulation”). No prospectus will be submitted for approval to the French Securities Markets Authority (“AMF") in relation to the Offering of the listing of the Securities or the Shares.

2.2	On the Closing Date (as defined in Section 3.1), the Company will issue to the Investor, and the Investor will subscribe for, upon the terms and conditions set forth herein, the number of Units set forth on the penultimate page of the Agreement to which these Terms and Conditions for Subscription of Units are attached as Annex I (the “Signature Page”) for the aggregate Subscription Price set forth on the Signature Page.

2.3	The Investor acknowledges that the Company intends to pay H.C. Wainwright & Co., LLC (“HCW” or the “Placement Agent”) certain placement fees and expenses in respect of the sale of Units to the Investor.

2.4	The Company has entered into a placement agent agreement with the Placement Agent that contains certain customary representations, warranties, covenants and agreements of the Company for the benefit of the Placement Agent alone.

2.5	The Placement Agent shall be the third-party beneficiary of the representations, warranties and covenants of the Investor in Section 4 below.

3.             Closings and Delivery of the Units and Funds

3.1           Closing

The time and date of closing of the Offering (the “Closing”) shall be at 04:00 p.m. (CET), on July 21, 2023, or such later date (the “Closing Date”) as agreed by the Company and the Placement Agent. By executing this Agreement, the Investor consents and agrees to any later date and time agreed to by the Company and the Placement Agent.

The Company has designated Uptevia Corporate Trust as “banque centralisatrice” and “dépositaire” (the “Centralizing Bank”) to receive the subscriptions and payment for the subscriptions of the Ordinary Units in accordance with Section 3.3 below. The Company has designated Banque Neuflize OBC as the bank acting on its behalf (the “Registrar Bank”) to receive the subscriptions and payment for the subscriptions of the Pre-Funded Units in accordance with Section 3.3 below

3.2           (a)           Conditions to the Company’s Obligation

The Company’s obligation to issue the Securities within the Units to each Investor at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Investor with prior written notice thereof:

(i) Such Investor shall have executed and delivered to HCW this Agreement.

(ii) Such Investor shall have delivered to the Company, through HCW, the aggregate Subscription Price for the Units being subscribed for hereunder as set forth on the Signature Page by the Investor by wire transfer of immediately available funds pursuant to the wire instructions.

(iii) The accuracy of the representations and warranties made by the Investor shall be true and correct in all material respects and as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date), and such Investor shall have performed, satisfied and complied in all material respects with the undertakings of the Investor required by this Agreement to be fulfilled prior to the Closing Date.

(b)           Conditions to the Investor’s Obligation

The Investor’s obligations are expressly not conditioned on the subscription by any or all of the Investors of the Units that they have agreed to subscribe from the Company.

3.3           Delivery of Funds

(a)	Payment of the Ordinary Unit Subscription Price or Pre-Funded Unit Subscription Price shall be made on or prior to the Closing Date by wire transfers of immediately available funds by the Investors to the accounts designated by the Company in writing at least two business days prior to the Closing Date, which accounts shall be held at the Centralizing Bank in respect of the Ordinary Units and the Registrar Bank in respect of the Pre-Funded Units. The Investor shall notify the Company and HCW of (i) the account from which the aggregate Subscription Price will be wired to the account of the Centralizing Bank or the Registrar Bank, (ii) the account to be credited by the Depositary with the ADSs to be issued instead of the Shares being purchased by such Investor as part of the Ordinary Units, and (iii) the information requested by the Company for the account to be opened in the name of the Investor in the books of the Company, acting as registrar, and to which the Warrants will be credited. Such notification shall be effected using the Form of Notice set forth in Exhibit C hereto.

The account of HCW or clearing agent to which the aggregate Subscription Price shall be wired in U.S. dollars by the Investor is set forth in the Signature Page.

(b)	By executing this Agreement, the Investor irrevocably instructs HCW or its clearing agent to deliver, and the Centralizing Bank and the Registrar Bank,to accept delivery of, the subscription monies from their respective settlement accounts, respectively, (i) for the Ordinary Units to the capital increase (augmentation de capital) bank account opened at the Centralizing Bank in its books in the name of the Company and (ii) for the Pre-Funded Units to a separate bank account opened at the Registrar Bank books in the name of the Company, both upon notice from HCW or the clearing agent to the Centralizing Bank and the Registrar Bank that the conditions to the closing of the Offering have been satisfied or waived.

(c)	If the conditions to the closing of the Offering have not been satisfied or waived, then the Company undertakes to return any amount wired by the Placement Agent or its clearing agent on behalf of the Investor to the accounts opened in the books of the Centralizing Bank (in respect of the Shares) or the Registrar Bank (in respect of the Warrants) to the account specified by the Investor pursuant to Section 3.3(a) above as soon as possible, and in no event later than one (1) Business Day (as defined below) after the day on which the Company or the Placement Agent shall have determined that such closing conditions are definitively not satisfied or definitively cannot be waived.

(d)	Prior to the Closing Date, the Investor shall have furnished to the Placement Agent and the Company such other further information, certificates and documents as such Placement Agent or the Company may reasonably request.

3.4           Delivery of Units

On the Closing Date, subject to and upon receipt of the aggregate subscription amount of the Offering on the Closing Date and the issuance (i) by the Centralizing Bank of the depositary certificate (certificat du dépositaire des fonds) required by Article L. 225-146 of the French Commercial Code in respect of the payment for the Shares and (ii) by the Registrar Bank of a certificate relating to the payment of the subscription price for the Pre-Funded Warrants, all of the Shares and Warrants corresponding to the subscribed Units will be created and registered no later than on the Closing Date. All Shares shall be delivered to the Depositary by the Centralizing Bank to the account specified by the Investor pursuant to Section 3.3(a) above and all Warrants shall be registered in book-entry by the Company, acting as registrar, to accounts opened in the name of the Investor in the books of the Company pursuant to Section 3.3(a).

3.4           American Depositary Shares

The Investor is hereby notified that upon exercise by the Investor of Warrants into Warrant Shares, the Company will use its best efforts to facilitate such exercise with the Investor and the Depositary for the receipt of Warrant ADSs in lieu of Warrant Shares. The Company shall pay all Depositary fees in relation to the foregoing (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company or its agent and any exercise notice delivered by an Investor).

3.5           Registration Rights

(a)	On or prior to the 30th calendar day following the date hereof, the Company shall prepare and file with the U.S. Securities and Exchange Commission (the “Commission”) a Registration Statement on Form F-1 (any such registration statement filed pursuant to this Section 3.5, a “Registration Statement”) covering the resale of all of the Registrable Securities (as defined below) that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415, and the Company shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the 60th calendar day following the date hereof, provided, that such deadline shall be extended to ninety (90) calendar days after the date hereof if the Registration Statement is subject to a full review by, and comments thereto are provided by, the SEC, and shall keep such Registration Statement continuously effective under the Securities Act until the earlier of (i) the date on which all of the Registrable Securities have been sold by the Holder under the Registration Statement and (ii) the Expiration Date (as defined in the Ordinary Warrant). The Company shall notify the holders of the Ordinary Warrants (the “Holders”) via facsimile or by e-mail of the effectiveness of such a Registration Statement on the same Business Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement, and the Company shall, by 9:30 a.m. (New York City time) on the Business Day after the effective date of such Registration Statement, file a final prospectus with the Commission as required by Rule 424 under the Securities Act. The Company may require each selling Holder to furnish to the Company a certified statement as to the number of ADSs and/or Shares beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares. All fees and expenses incident to the performance of, or compliance with, this Section 3.5 by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Holder or affiliate of a Holder as any “underwriter” in any registration statement filed pursuant to this Section 3.5 without the prior written consent of such Holder.

(b)	The Company shall indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable and documented attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 3.5, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein.

“Registrable Securities” means all (i) the Ordinary Warrant Shares representing the Ordinary Warrant ADSs then issued and issuable in connection with the exercise of the Ordinary Warrants, (ii) any additional Ordinary Shares representing ADS issued and issuable in connection with any anti-dilution provisions in the Ordinary Warrants, and (iii) any securities issued or then issuable upon any share split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement.

4.             Representations, Warranties and Covenants of the Investor

4.1           The Investor represents and warrants to, and covenants with, the Company that:

(a)	The Investor acknowledges that there may be certain consequences under U.S. and other tax laws resulting from an investment in the Units, the Warrant Shares and the Warrant ADSs and will make such investigations and consult such tax and other advisors with respect thereto as it deems appropriate and prior to purchasing the Units, the Warrant Shares and the Warrant ADSs, it will have satisfied itself, without limitation, concerning the effects of U.S. federal, state and local income tax laws and foreign tax laws concerning its investment in the Units, the Warrant Shares and the Warrant ADSs.

(b)	A separate determination must be made after the close of each taxable year as to whether the Company is a “passive foreign investment company” (“PFIC”) as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended for that taxable year. While the Company believes it was not a PFIC for the taxable year ending December 31, 2022, the Company has not yet made any determination as to its expected PFIC status for the Company’s current taxable year ending December 31, 2023; however, the Company could be a PFIC for such taxable year. The Investor understands that the Company’s PFIC status is based on a factual determination that depends on the receipt of certain non-refundable grants or subsidies (and the determination that such amounts will constitute gross income for purposes of the PFIC income test) and that takes into account the Company’s historic and expected operations, the composition of its assets and its market capitalization (which will fluctuate from time to time), that it may not be assessed every year, and that the outcome of such factual determination may be different in the future and that the Company is giving no assurance regarding its PFIC status.

4.2	Any Investor that is not located in the United States further represents and warrants to, and covenants with, the Company that the Investor is a qualified investor as defined in Article 2(e) of the Prospectus Regulation.

4.3           The Investor further represents and warrants to, and covenants with, the Company that:

(a)	The Investor is a natural and legal person, including industrial or commercial company, investment company or investment fund, entity or institution organized under French or foreign law, that regularly invests in the healthcare, pharmaceutical, or biotechnological sectors for a minimum amount of 20,000 euros (including premium); and any officer, director or senior employees of the Company which intends to invest simultaneously with any of the investors mentioned above provided that, if the Investor is acting on behalf of investment funds or other legal entities managed or advised by it such representation shall also apply to each such funds or legal entities and the Investor shall further ensure compliance thereof by each such funds or entities in connection with the initial distribution of the Units.

(b)	The Investor is acquiring the number of Units set forth on the Signature Page hereto and shall purchase the Warrant Shares upon exercise of the Warrants in the ordinary course of its business and for its own account (without prejudice to clause (a) above) for investment only and with no present intention of distributing any of such Units or any arrangement or understanding with any other persons regarding the distribution of such Units (this representation and warranty not limiting such Investor’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws).

(c)	At the time the Investor was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Ordinary Share Warrants, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12) or (a)(13) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(d)	The Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)	The Investor acknowledges that it has had the opportunity to review this Agreement and the Warrants (including all exhibits and schedules thereto) and the Company’s reports filed or furnished with the Commission and has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(f)	Other than consummating the transactions contemplated hereunder, the Investor has not, nor has any person acting on behalf of or pursuant to any understanding with such Investor, directly or indirectly executed any purchases or sales, including Short Sales (as defined below), of the securities of the Company during the period commencing as of the time that such Investor first received a term sheet (written or oral) from the Company or any other person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Other than to other persons party to this Agreement or to such Investor’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and affiliates (as defined in Rule 405 under the Securities Act), such Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future. “Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the U.S. Securities and Exchange Act of 1934, as amended (but shall not be deemed to include locating and/or borrowing of ADSs or Shares).

4.5	The Investor understands that the Placement Agent has acted solely as the agent of the Company in this placement of the Units and not to the Investor, and that each of the Placement Agent and its representatives make no representation or warranty with regard to the merits of the Offering or as to the completeness or accuracy of any information or materials such Investor may have received in connection therewith. The Investor acknowledges that it has not relied on any information, representations or advice furnished by or on behalf of the Placement Agent or any affiliate thereof or any representative of the Placement Agent or its affiliates in making a decision to purchase the Units.

4.6	The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction other than the United States or the Republic of France, which would permit a public offering of the Units, the Shares, the Warrant ADSs or the Warrant Shares or possession or distribution of offering materials in connection with the issuance of the Units, the Shares, the Warrant ADSs or the Warrant Shares in any jurisdiction where action for that purpose is required. The Investor will comply with all applicable laws and regulations in each jurisdiction in which it subscribes, offers, sells or delivers Units or has in its possession or distributes any offering material, in all cases at its own expense. The Placement Agent is not authorized to make and has not made any representation or use of any information in connection with the issuance, placement, subscription and sale of the Units.

4.7	The Investor further represents and warrants to, and covenants with, the Company that (a) the Investor has full right, power, authority and capacity to enter into this Agreement (including the Terms and Conditions of the Warrants) and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement (including the Terms and Conditions of the Warrants), and (b) this Agreement and the Terms and Conditions of the Warrants constitute a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.8	All of the Investor’s information on the Signature Page hereto may be used in connection with the admission to trading of the Shares on Euronext Growth Paris and the information thereon is true and correct as of the date hereof and will be true and correct as of the Closing Date.

4.9	The Investor represents and warrants that the proceeds funds will not be derived from sources prohibited under any sanctions programs administered by the U.S. Treasury Department’s Office of Foreign Assets Control or any or any applicable prohibited party list maintained by any U.S. government agency, French government agency, the European Union, or Her Majesty’s Treasury.

4.10	The Investor will notify the Company immediately if any of the representations, warranties or undertakings set forth in this Section 5 becomes no longer true until such time as the Investor has sold all of its Securities.

5.             Survival of Representations, Warranties and Agreements

Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Units being subscribed and the payment therefor.

6.             Notices

All notices, requests, consents and other communications hereunder will be in writing, will be mailed by International Federal Express or delivered by facsimile, and will be deemed given (i) if delivered by International Federal Express, two (2) Business Days after so mailed or (ii) if delivered by facsimile, upon electronic confirmation of receipt and will be delivered as addressed as follows:

(a)           if to the Company, to:

Biophytis S.A.

Sorbonne University—BC 9, Bâtiment A 4ème étage

4 pace Jussieu

75005 Paris, Franc

Facsimile: +33 1 89 16 35 36

Attention: Nicolas Fellmann

Email: nicolas.fellmann@biophytis.com

with a copy (for informational purposes only) to:

Reed Smith LLP

599 Lexington Avenue

22nd Floor

New York, NY 10022

Facsimile: (212) 521-5450

Attention: Wendy Grasso & Marc Fredj

Email: WGrasso@ReedSmith.com & MFredj@ReedSmith.com

H.C. Wainwright & Co., LLC

430 Park Avenue, 3rd Floor

New York, New York 10022

Attention: Mark W. Viklund

Email: notices@hcwco.com

(b)	if to the Investor, at its address set forth in the Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

7.             Changes

This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

8.             Headings

The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9.             Severability

In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10.           Governing Law and Jurisdiction

This Agreement, and any non-contractual obligations arising out of this Agreement, shall be governed by, and construed in accordance with the laws of France. Any dispute or suit relating to the interpretation, validity and performance of this Agreement, or arising out of or as a consequence hereof, shall be subject to the exclusive jurisdiction of the Tribunal de Commerce of Paris.

11.           Execution of Agreement; Effectiveness

This Agreement has been executed in two originals, one for each party. This Agreement will become effective upon execution and delivery by the Company and the Investor.

12.           Termination

In the event that the Closing shall not have occurred with respect to an Investor on or before ten (10) Business Days (defined as means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close) from the date hereof due to the Company’s or such Investor’s failure to satisfy the conditions set forth herein (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

14.           Exculpation of Placement Agent

Each party hereto agrees for the express benefit of the Placement Agent, its affiliates and representatives that:

(a)	Neither the Placement Agent nor any of its affiliates or representatives (1) have any duties or obligations under this Agreement other than those specifically set forth herein; (2) shall be liable for any improper payment made in accordance with this Agreement and the information provided herein by the Company; (3) make any representation or warranty, or have any responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement; or (4) shall be liable for anything which any of them may do or refrain from doing in connection with this Agreement, except for such party’s own gross negligence, willful misconduct or bad faith.

(b)	The Placement Agent and its affiliates and representatives shall be entitled to rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the Company.

EXHIBITS

Exhibit A	Terms and Conditions of the Ordinary Warrants
Exhibit B	Terms and Conditions of the Pre-Funded Warrants
Exhibit C	Form of Notice

Exhibit A

Terms and Conditions of the Ordinary Warrants

[See attached]

Exhibit B

Terms and Conditions of the Pre-Funded Warrants

[See attached]

Exhibit C

Form of Notice

Bank account from which the aggregate Subscription Price will be wired:

Securities account to which the ADSs representing the Shares will be transferred:

Aggregate Subscription Price: $

Number of Shares:

Number of Pre-Funded Warrants:

Account to which the Ordinary Warrants will be credited: Account opened in the books of the Company, acting as registrar

Account to which the Pre-Funded Warrants will be credited: Account opened in the books of the Company, acting as registrar